Supplement to the John Hancock Tax Funds Prospectus dated January 1, 1998


The "Portfolio Management" section has been changed for California Tax-Free Income Fund, High Yield Tax-Free Fund, Massachusetts Tax Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund as follows:

Barry H. Evans, CFA, leads the fund's portfolio management team with Frank Lucibella, CFA and Dianne Sales, CFA. Mr. Evans, senior vice president, joined John Hancock Funds in 1986 and has been on the management team since 1996. Mr. Lucibella, second vice president, has been in the investment business since 1982 and joined John Hancock Funds in 1988. He became part of the management team in 1995. Ms. Sales, vice president, has been in the investment business since 1984 and joined John Hancock Funds in 1989. She has also been part of the management team since 1995.


February 17, 1998

TEXPS-2-98